
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                               Current Report Pursuant
                             to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                          Date of Report:  February 17, 1998
                          ----------------------------------

                         TECHNICAL COMMUNICATIONS CORPORATION
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                (Exact Name of Registrant as Specified in Its Charter)

                                    Massachusetts
                    (State or Other Jurisdiction of Incorporation)

      0-8588                                            04-2295040
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          (Commission File Number) (I.R.S. Employer Identification No.)


    100 Domino Drive, Concord, Massachusetts                           01742
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    (Address of Principal Executive Offices)                         (Zip Code)

                                    (978) 287-5100
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                 (Registrant's Telephone Number, Including Area Code)

                                    Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)


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                                  TABLE OF CONTENTS

                                       FORM 8-K

                                  February 17, 1998


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Item                                                            Page
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
Item 5.        Other Events                                      1

Signature                                                        3

Exhibit                                                          E-1

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Item 5.        Other Events

      On February 17, 1998, the Board of Directors of Technical Communications Corporation ("TCC") announced that they removed Roland S. Gerard as President and CEO and elected Carl H. Guild, Jr., a Director of TCC, to the positions of Chairman of the Board and CEO at their February 13, 1998 meeting. In addition, the Board announced the hiring and election of Dale G. Peterson to the position of President and Mr. Gerard's resignation as a Director.

      The discussions in this Form 8-K, including any discussion of impact, expressed or implied, on TCC's anticipated operating results may differ from the results indicated by such forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. TCC's results may differ from the results indicated by such forward-looking statements. TCC's operating results may be affected by many factors, including but not limited to the fulfillment of customer orders, TCC's ability to retain and motivate key technical and manufacturing personnel, and the possibility of political instability in TCC's foreign markets. These and other risks are detailed from time to time in TCC's filings with the Securities & Exchange Commission.

                                         -1-
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

  Exhibit
    No.                                      Title
----------                               ------------
 99a                                     Press Release



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                                      SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Technical Communications Corporation



Dated:  February 27, 1998               By:/s/  Carl H. Guild, Jr.
                                           --------------------------------
                                           Carl H. Guild, Jr.
                                           Chairman and Chief Executive Officer



                                         -3-
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                                    EXHIBIT INDEX


  Exhibit
     No.                                              Title
-----------                                        ----------
  99a                                              Press Release




                                         E-1